UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois	60015-5611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 20, 2023, in accordance with the terms and conditions of the Stock Purchase Agreement, dated as of December 1, 2022, by and among ASSA ABLOY Inc. (“Assa”), ASSA ABLOY AB, the parent of Assa, solely for purposes of Section 13.20 thereunder, and Fortune Brands Innovations, Inc. (the “Company”) (as amended, supplemented or modified from time to time, the “Purchase Agreement” and, the transactions contemplated thereby, the “Transaction”), the Company completed its previously announced acquisition of the “Emtek” and “Schaub” premium and luxury door and cabinet hardware business and the United States and Canada “Yale” and “August” residential smart home locks business (collectively, the “Business”) from Assa and its affiliates, for $800 million in cash on a cash-free, debt-free basis, subject to customary adjustments.

For an initial period of 12 months, certain customary transition services will be provided by Assa to the Company on an interim basis in order to permit the Company to fully transition and integrate the Business.

In connection with the Transaction, Assa grants the Company a perpetual, non-exclusive license to use certain patents retained by Assa in the Business (except for certain patents held by Yale Security Inc., which are licensed exclusively). In addition, Assa grants the Company a perpetual, exclusive license to use the “Yale Access” control system software in the Business within the United States and Canada. With respect to certain patents covering smart lock technology acquired by the Company in the Transaction, the Company grants Assa a perpetual, non-exclusive license to use such patents in the commercial lock business worldwide.

The description of the Purchase Agreement and the Transaction in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 2, 2022, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date: June 23, 2023	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Executive Vice President, Chief Legal Officer and Corporate Secretary